3Q11 Earnings Conference Call 3Q11 Earnings Conference Call Supplemental Materials October 26, 2011 October 26, 2011 Exhibit 99.2

Safe Harbor Language
Safe Harbor Language
Statements contained in this presentation which are not
historical facts and which pertain to future operating
results of IBERIABANK Corporation and its subsidiaries
constitute “forward-looking statements” within the
meaning of the Private Securities Litigation Reform Act of
1995. These forward-looking statements involve
significant risks and uncertainties.  Actual results may
differ materially from the results discussed in these
forward-looking statements.  Factors that might cause
such a difference include, but are not limited to, those
discussed in the Company’s periodic filings with the SEC.

Introductory Comments 3

Introductory Comments
Summary – Position
•
Favorable Balance Sheet Composition
•
Very Balanced; Core Funded; Low C&D Exposure
•
Continued Good Asset Quality; Extraordinary Capital
•
Favorable Interest Rate And Credit Risk Positioning
•
Some of the Highest Capital Ratios of Bank Holding
Companies With More Than $5 Billion in Assets
•
Legacy Deposit Growth in 3Q11 And Improved Deposit Mix
•
Future Growth Engines in Multiple Markets
•
Strategic Recruiting Continued During The 3
rd
Quarter
•
Fortunately, We Avoided What Ails The Banking Industry
•
Remain Well Positioned For Future Opportunities

IBKC Overview
IBKC Overview
Our Locations

Deposit Market Share as of  June 30, 2011. Source: SNL Financial. Map Reflects Locations as of  October 24,2011.
*Other Mortgage Locations not shown = 9
Arkansas
34 Branches
$1.0 bil deposits
#12 Rank
32 Non-bank Offices
Texas
4 Branches
$185 mm deposits
#227 Rank
3 Non-bank Offices
Louisiana
78 Branches
$5.1 bil deposits
#5 Rank
31 Non-bank Offices
Alabama
12 Branches
$500 mm deposits
#20 Rank
5 Non-bank Offices
Florida
42 Branches
$2.3 bil deposits
#24 Rank
10 Non-bank Offices
Tennessee
2 Branches
$155 mm deposits
#113 Rank
1 Non-bank Office

Financial Overview 6

Financial Overview
Summary – 3Q11 and 09/30/11
•
T/E Net Interest Income Up $17mm (+21%)
•
Credit Quality Statistics Excluding FDIC Covered Assets And
Acquired Assets Marked To Fair Value:
•
NPA/Assets = 0.95% (0.84% in 2Q11)
•
30+ Days Past Due = 1.68% (1.40% in 2Q11)
•
Loan Loss Reserve/Loans = 1.33% (1.28% in 2Q11)
•
Net COs/Average Loans = 0.12% (0.13% in 2Q11)
•
Provision = $6mm ($10mm in 2Q11)
•
Reported EPS Of $0.58, Up 212% from 2Q11.  Significant
Items Impacting 3Q11 Results Include:
•
Merger And Conversion Costs = $6mm or $0.12
•
Gains On Sale of Investments = $1mm or $0.03

Financial Overview
Favorable Balance Sheet Growth
3Q11 Results
3Q11 Results
•Loans +$26mm, +0.4%
•Deposits +$117mm +1.3%
•Loan/Deposits = 79%
•Equity = -$35mm, -2%
•Equity/Assets = 12.77%
•Tier 1 Leverage = 10.55%
•Div Payout = 57.7%
•ROA = 0.59%
•ROE = 4.56%
•ROTE = 6.44%
•Efficiency Ratio = 74%
•Tang Eff. Ratio = 75%
•BV/Share = $50.19
•Tang BV/Share = $37.12

$600
$1,000
$1,400
$1,800
$2,200
$2,600
$3,000
$3,400
$3,800
$4,200
$4,600
$5,000
$5,400
$5,800
$6,200
$6,600
$7,000
$7,400
$7,800
$8,200
$8,600
$9,000
Quarterly Averages
Annual Average Balances

Financial Overview
Low Risk Balance Sheet At September 30, 2011
41% Of Balance Sheet In Very Low Risk Components

Cash and
Equivalents,
4%
Investment
Securities,
18%
Mortgage
Loans Held
For Sale, 1%
Acquired
Loans - Fair
Value, 0.3%
Loans - FDIC
Covered, 12%
FDIC Loss
Share
Receivable,
5%
Loans -
Noncovered,
49%
Other Assets,
10%

Financial Overview
Trends - Mortgage Interest Rates
•
Conforming
Rates Have
Bounced Off
Of Lows
•
Refi Activity
Has
Diminished
•
Sales Spreads
Remain
Favorable
•
Improved
Competitive
Dynamics In
Mortgage
Business
Source: Bloomberg
as of October 25, 2011
Mortgage Interest Rate Trend

Financial Overview
Mortgage Quarterly Revenues
•
In 3Q11 Closed
$504mm (+43%
Vs. 2Q11)
•
In 3Q11 Sold
$447mm (+34%
Vs. 2Q11)
•
3Q11 Vs. 2Q11:
43% Increase In
Mtg. Revenues
•
3Q11 Vs. 3Q10:
1% Decrease In
Mtg. Revenues
•
$225 mm
Locked Pipeline
on 10/21/11

Financial Overview
Title Insurance Quarterly Revenues
•
Title &
Mortgage
Footprints
Don’t
Necessarily
Overlap
•
3Q11:
$4.9mm In
Revenues
(+9% Vs.
2Q11)

$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
$6.0
$6.5
2003 2004 2005 2006 2007 2008 2009 2010 2011
Title Insurance Revenues
*
* Includes United Title in April 2007
**
** Includes American Abstract in March 2008
1st Qtr 2nd Qtr
3rd Qtr 4th Qtr

Financial Overview
Service Charges/Revenues
•
Less Reliance On
Service Charge
Income And
Consumer Fees Than
Peers

0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0%
EBTX
PBIB
OZRK
CSFL
UCBI
IBKC
SBCF
HOMB
PFBX
FSGI
HBHC
FMFC
BXS
TRMK
TIBB
SFNC
RNST
MSL
SBSI
CCBG
IBKC = 6%
Source: SNL Data as of most recent quarter
Non- Interest Income Excludes Gains on Acquisitions and Investment Sales

Financial Overview
Quarterly Repricing Schedule
4Q11 1Q12 2Q12 3Q12 4Q12
Cash Equivalents 319.4 $              - $       - $       - $       - $
0.64% 0.00% 0.00% 0.00% 0.00%
Investments 330.7 $              211.3 $    209.1 $    142.6 $    93.5 $
3.05% 3.45% 3.61% 3.79% 3.80%
Loans 3,755.4 $           386.5 $    379.6 $    358.5 $    232.7 $
3.65% 5.49% 5.28% 5.08% 5.62%
Time Deposits 728.4 $              485.8 $    467.3 $    405.9 $    126.7 $
1.32% 1.51% 1.50% 1.51% 1.49%
Borrowed Funds 344.2 $              22.3 $     20.8 $     1.5 $       5.8 $
1.25% 3.01% 2.90% 4.01% 2.19%

Financial Overview
Interest Rate Simulations
Source: Bancware
model, as of September 30, 2011
•
Fairly Balanced From An Interest Rate Risk Position
•
Degree Is A Function Of The Reaction Of Competitors To Changes
In Deposit Pricing
•
Forward Curve Has A Small Positive Impact Over 12 Months
Includes Cameron and OMNI acquisitions
Base Blue Forward
Change In:
-200 bp -100 bp Case +100 bp +200 bp Chip Curve
Net Interest
Income 0.3% 0.3% 0.0% 2.0% 4.4% -0.1% 0.8%
Economic
Value of
Equity
2.9% 2.0% 0.0% 5.4% 7.9% -0.1% -0.1%

Financial Overview Annual Change In Stock Price Source: Bloomberg as of October 25, 2011 16 -60% -20% 0% 20% 40% 60% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 58% -40%

Financial Overview
3 Years Price Change By Index
Source: SNL Through October 25, 2011

-60% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% 70% 80%
+14%
Banks < $250M
Southeast Banks
Micro Cap Banks
Banks < $500M
Banks $1B-$5B
Banks > $10B
Banks $250M-$500M
Banks
Large Cap Banks
Banks $5B-$10B
Mid Cap Banks
TARP Participants
KBW Bank
Banks $500M-$1B
Small Cap Banks
Mid-Atlantic Banks
NASDAQ Bank
Western Banks
S&P Bank
Midwest Banks
Southwest Banks
S&P Financials
All Financial Institutions
NASDAQ Finl
New England Banks
IBERIABANK Corporation
NYSE
S&P 500
Russell 3000
Russell 2000
S&P Small-Cap
NASDAQ
S&P Mid-Cap

Asset Quality 18

Asset Quality
Loan Portfolio Mix
% based on gross portfolio – excluding discounts on
loans acquired in FDIC-assisted transactions
$000s % of CRE
%
Loans
C&D-IBERIABANK 344,926              15% 4%
CRE-Owner Occupied 932,169              41% 12%
CRE-Non-Owner Occupied 1,006,017            44% 13%
Total Commercial RE 2,283,111 $         100% 29%
Residential
4%
Home Equity
10%
Credit Card
1%
Automobile
0%
Indirect
Automobile
4%
Other Consumer
1%
Business
22%
Commercial RE
29%
All Other Loans
4%
CapitalSouth
Gross Loans = 3%,
Discount = 1%
Orion
Gross Loans = 10%,
Discount = 4%
Century
Gross Loans = 4%,
Discount = 2%
Transparent slices indicate loan discounts
Sterling
Gross Loans = 2%,
Discount = 1%

Asset Quality IBERIABANK Builder & Non-Builder C&D Loan Exposure Note: Excludes Covered Loans 20

Asset Quality
3Q11 Compared To Prior Quarters
Note: Includes FDIC Assisted Acquisitions

     ($thousands)
3Q10 4Q10 1Q11 2Q11 3Q11
Nonaccruals 871,353 $   816,243 $   800,265 $   790,953 $   805,247 $
OREO & Foreclosed 57,495        69,218        83,186        117,741      123,307
90+ Days Past Due 43,593        53,112        29,279        23,070        24,741
  Nonperforming Assets 972,441 $   938,573 $   912,730 $   931,765 $   953,295 $
NPAs/Assets 9.21% 9.36% 9.18% 8.14% 8.27%
NPAs/(Loans + OREO) 16.63% 15.37% 14.71% 12.73% 12.97%
LLR/Loans 2.28% 2.26% 2.44% 2.36% 2.43%
Net Charge-Offs/Loans 0.36% 0.72% -0.05% 0.10% 0.10%
Past Dues:
30-89 Days Past Due 89,786 $     111,345 $   107,725 $   86,880 $     74,604 $
90+ days Past Due 43,593        53,112        29,279        23,070        24,741
Nonaccual Loans 871,353      816,243      800,265      790,953      805,247
Total 30+ Past Dues 1,004,732 $ 980,700 $   937,269 $   900,903 $   904,592 $
% Loans 17.35% 16.25% 15.31% 12.51% 12.52%
Loan Mix:
Commercial 66.2% 67.2% 67.5% 60.6% 61.4%
Consumer 15.4% 15.4% 16.0% 16.2% 16.0%
Mortgage 12.4% 11.5% 10.8% 8.9% 8.3%
Business Banking 1.4% 1.4% 1.4% 10.5% 10.3%
Indirect 4.0% 3.8% 3.7% 3.2% 3.4%
Credit Cards 0.6% 0.7% 0.6% 0.6% 0.6%
   Total Loans 100.0% 100.0% 100.0% 100.0% 100.0%
IBERIABANK Corporation

9/30/10 12/31/10 3/31/11 6/30/11 9/30/11
Consolidated (Ex-FDIC Covered Assets and SOP 03-3)
     30+ days past due 0.52% 0.33% 0.35% 0.41% 0.46%
     Non-accrual 0.96% 1.11% 1.30% 0.99% 1.22%
     Total Past Due 1.48% 1.44% 1.65% 1.40% 1.68%
CapitalSouth Only
     30+ days past due 7.94% 7.10% 7.85% 6.57% 6.09%
     Non-accrual 23.38% 21.12% 21.47% 21.05% 21.20%
     Total Past Due 31.32% 28.22% 29.32% 27.62% 27.29%
Orion Only
     30+ days past due 3.59% 6.11% 4.24% 3.31% 2.85%
     Non-accrual 36.26% 34.52% 36.07% 35.16% 37.56%
     Total Past Due 39.85% 40.63% 40.31% 38.47% 40.41%
Century Only
     30+ days past due 3.53% 5.44% 5.18% 3.82% 4.09%
     Non-accrual 40.57% 41.39% 42.15% 42.74% 43.95%
     Total Past Due 44.10% 46.83% 47.33% 46.56% 48.04%
Sterling Only
     30+ days past due 7.31% 10.68% 12.17% 3.83% 2.69%
     Non-accrual 20.08% 26.68% 28.59% 31.97% 34.68%
     Total Past Due 27.39% 37.36% 40.76% 35.80% 37.37%
Consolidated (With FDIC Covered Assets)
     30+ days past due 1.98% 2.44% 2.04% 1.41% 1.28%
     Non-accrual 12.95% 12.10% 11.89% 10.17% 10.36%
     Total Past Due 14.93% 14.54% 13.93% 11.58% 11.64%
Asset Quality
Loans Past Due + Non-Accruals
** Beginning in 2011, IBERIABANK fsb was merged with IBERIABANK

Asset Quality
Trends – Entity NPAs & Past Dues
Note: Includes FDIC Assisted Acquisitions

(Dollars in $000s) 3Q10 4Q10 1Q11* 2Q11 3Q11 $Chg
9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 Last Qtr.
Nonaccrual Loans 871,353 $     816,244 $     800,265 $     790,953 $     805,247 $     14,294 $
OREO & Foreclosed Assets 57,495 $       69,217 $       83,186 $       117,742 $     123,307 $     5,564 $
Accruing 90+ Days Past Due 43,593 $       53,112 $       29,279 $       23,070 $       24,741 $       1,671 $
Total NPAs 972,441 $     938,573 $     912,730 $     931,765 $     953,295 $     21,530 $
NPAs / Total Assets 9.21% 9.36% 9.18% 8.14% 8.27%
30-89 Days Past Due 89,786 $       111,345 $     107,725 $     86,880 $       74,604 $       (12,276) $
30-89 Days PDs / Loans 1.55% 1.84% 1.76% 1.21% 1.03%

Asset Quality
Trends – Entity LLR & Net COs
Note: Includes FDIC Assisted Acquisitions

(Dollars in $000s) 3Q10 4Q10 1Q11 2Q11 3Q11 $Chg
09/30/10 12/31/2010 3/31/2011 6/30/2011 9/30/2011 Last Qtr.
Loan Loss Reserve* 131,954 $     136,100 $     149,119 $     169,988 $     175,320 $     5,332 $
LLR / Total Loans 2.28% 2.26% 2.44% 2.36% 2.43%
Net Charge-Offs 5,330 $        10,506 $       (764) $          1,718 $        1,880 $        161 $
Net COs/Avg Loans 0.36% 0.72% -0.05% 0.10% 0.10%
LLR Coverage Of NPAs 14% 15% 16% 18% 18%
*
Does not include loan discounts associated with acquisitions.

Asset Quality
Loan Mix And 30 Days+ Past Due

3Q10 4Q10 1Q11 2Q11 3Q11 3Q11*
9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 9/30/11
% of Outstandings Commercial 66.2% 67.3% 67.5% 60.6% 61.4% 61.0%
Mortgage 12.4% 11.5% 10.8% 8.9% 8.3% 5.3%
Consumer 15.4% 15.4% 16.0% 16.2% 16.0% 15.8%
Indirect 4.0% 3.8% 3.7% 3.2% 3.4% 4.5%
Business Banking 1.4% 1.4% 1.4% 10.5% 10.3% 12.7%
Credit Cards 0.6% 0.6% 0.6% 0.6% 0.6% 0.7%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Past Due 30+ Days* Commercial 15.99% 15.55% 14.78% 12.97% 12.80% 1.71%
Mortgage 14.28% 14.94% 15.21% 14.89% 15.84% 2.60%
Consumer 16.22% 14.82% 14.71% 11.33% 10.52% 1.17%
Indirect 0.78% 0.87% 0.74% 0.78% 0.96% 0.89%
Business Banking 2.95% 2.57% 2.82% 4.91% 7.01% 2.07%
Credit Cards 1.50% 1.57% 1.74% 1.56% 1.90% 1.73%
Total Loans 14.93% 14.54% 13.93% 11.58% 11.64% 1.68%
* Excludes FDIC assisted acquisitions and SOP 03-3 loans acquired from OMNI and Cameron

Asset Quality
Asset Quality
Classified Assets
•
“Classified Assets” Are
Loans That Exhibit
Stress And Warrant
Close Watching
•
At September 30,
2011 Classified Assets
were $197 million
•
Our Classified Assets
As A Percentage Of
Total Assets Are Very
Low, Particularly
Compared To Our Local
Peers

Source: SNL, Company Filings for  2010
IBKC Data as of September 30, 2011 -Excludes covered
loans related to FDIC-Assisted Acquisitions
0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10%
SBSI
OZRK
IBERIABANK
SFNC
RNST
EBTX
HOMB
TRMK
MSL
BXS
HBHC
CSFL
FMFC
SBCF
CCBG
WTNY
PFBX
PBIB
UCBI
FSGI
Classified Assets-to-
Total Assets
At December 31, 2010

$1.7 Million In
Net Charge-Offs
In 3Q11
Excluding FDIC
Covered and
SOP 03-3 Loans
(0.12% Of
Average Loans)
Asset Quality
Loan Loss Reserve
•
Legacy IBERIABANK Credits Performing Very Well
•
Classified Assets And NPAs Remain Favorable
•
$6.1 Million Loan Loss Provision In 3Q11 (2Q11 = $10.0
Million)
•
Acquired Builder Construction Portfolio Was Only $1.9
Million (0.03% of Total Loans)

3Q10 4Q10 1Q11 2Q11 3Q11
Net Charge-Offs - legacy 6,123 $      10,473 $   (655) $       1,895 $     1,711 $
Loan Growth 683           5,501        2,043        4,737        615
Change In Asset Quality (3,548)        (4,418)       2,313        719           3,976
Loan Loss Provision - legacy 3,258 $      11,556 $   3,701 $     7,351 $     6,302 $
Loan Loss Provision - FDIC Acqs. 1,870         (332)          1,770        2,639        (175)
Total Loan Loss Provision 5,128 $      11,224 $   5,471 $     9,990 $     6,127 $
Net Charge-Offs/Avg. Loans 0.36% 0.72% -0.05% 0.10% 0.10%
Loan Loss Reserve/Loans 2.28% 2.26% 2.44% 2.36% 2.43%

•
The Lowest Level Of
C&D Loan Exposure
Compared To Peers
•
One Of The Lowest
Levels Of NPAs
Compared To Peers
Asset Quality
C&D Loans And NPAs
Compared To Peers
Source: SNL, using most recent quarterly information
* Excludes FDIC Covered Assets and acquired assets marked
to fair value

Asset Quality
Commercial Real Estate Loan Portfolio
Excludes covered loans related to FDIC-Assisted Acquisitions

-
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000
7,000,000
8,000,000
9,000,000
10,000,000
Non -Builder Portfolio CRE
CRE Loans Outstanding At September 30, 2011

Asset Quality
Commercial Real Estate Loan Portfolio
Note: Includes commercial construction and land development loans
Excludes covered loans related to FDIC-Assisted Acquisitions
Sep 2010 Dec 2010 Mar 2011 Jun 2011 Sep 2011
Non-Owner Occupied
Current 910.5 $          895.0 $          916.1 $          1,215.2 $       1,193.0 $
Past Due 1.5                2.5                6.8                10.8               16.2
Nonaccrual 18.4               22.7               31.9               50.7               57.1
Total 930.5 $          920.2 $          954.8 $          1,276.7 $       1,266.4 $
   % Nonaccrual 1.98% 2.46% 3.34% 3.97% 4.51%
Owner Occupied
Current 605.2 $          632.6 $          691.2 $          982.7 $          1,009.0 $
Past Due 7.3                1.7                0.8                1.2                0.5
Nonaccrual 5.0                5.6                5.9                7.5                7.3
Total 617.5 $          639.9 $          697.9 $          991.4 $          1,016.7 $
   % Nonaccrual 0.81% 0.88% 0.84% 0.75% 0.72%
Total CRE 1,548.0 $       1,560.1 $       1,652.7 $       2,268.1 $       2,283.1 $
   % Nonaccrual 1.52% 1.81% 2.29% 2.56% 2.82%
Non-Owner Occup/Risk Based Cap.
78% 76% 100% 120% 100%

Asset Quality
Commercial Loan Composition
Note: At September 30, 2011; Includes commercial construction and land development loans – excludes Covered Assets

0% 5% 10% 15% 20% 25% 30% 35%
Storage
Agriculture
Governmental
Communications
Energy
Transport
Financial/Insurance
Education
Households
Religious
Heavy/Civil Construction
Wholesalers
Manufacturing
Construction
Retail
Other
Hospitality
RE-Owner Occupied
Medical
% Of Commercial Loan Portfolio At September 30, 2011
RE-Non-Owner Occupied

Consumer Loan Portfolio 32

Consumer Loan Portfolio
By Product – Score Distribution
Note: Excludes Credit Cards
Excludes Covered Loans from FDIC Acquisitions
Score
Intervals HELOC
Home
Equity
Loans
Unsecured
Lines Unsecured
Other
Secured
Indirect
Auto
800 + 12% 14% 5% 8% 13% 12%
750 - 799 40% 35% 29% 31% 25% 28%
700 - 749 25% 24% 28% 25% 25% 23%
650 - 699 14% 15% 20% 17% 16% 18%
600 - 649 5% 5% 9% 8% 8% 8%
550 - 599 2% 4% 5% 5% 6% 5%
500 - 549 1% 2% 4% 3% 4% 3%
450 - 499 0% 1% 1% 1% 1% 1%
400 - 449 0% 0% 0% 0% 0% 0%
Other 1% 1% 2% 2% 3% 1%
Total 100% 100% 100% 100% 100% 100%
Avg. Score 745       725     731             710             700         716
Consumer Portfolio - Score Distribution By Product

Consumer
Loan Portfolio
Past Dues
By Product
•
Generally Good
And Stable Asset
Quality Across
Consumer
Products
Excludes Covered Loans from FDIC Acquisitions
9/30/10 12/31/10 3/31/11 6/30/11 9/30/11
Home Equity Lines of Credit
30 to 59 Days Past Due 0.24% 0.21% 0.21% 0.13% 0.17%
60 to 89 Days Past Due 0.03% 0.28% 0.01% 0.04% 0.08%
Over 90 Days Past Due 0.15% 0.00% 0.00% 0.00% 0.00%
Total 30+ Days Past Due 0.42% 0.49% 0.22% 0.17% 0.25%
Net Charge-Offs 0.87% 1.28% 0.90% 0.02% 0.38%
Home Equity Term Loans
30 to 59 Days Past Due 0.28% 0.57% 0.29% 0.50% 0.59%
60 to 89 Days Past Due 0.16% 0.17% 0.01% 0.13% 0.21%
Over 90 Days Past Due 0.31% 0.00% 0.00% 0.00% 0.01%
Total 30+ Days Past Due 0.75% 0.75% 0.31% 0.63% 0.81%
Net Charge-Offs 0.21% 0.65% 0.82% 0.34% 0.21%
Indirect Loans
30 to 59 Days Past Due 0.34% 0.40% 0.34% 0.38% 0.46%
60 to 89 Days Past Due 0.09% 0.07% 0.02% 0.09% 0.11%
Over 90 Days Past Due 0.03% 0.00% 0.00% 0.00% 0.00%
Non Accrual 0.35% 0.42% 0.40% 0.33% 0.42%
Total 30+ Days Past Due 0.81% 0.89% 0.76% 0.80% 0.99%
Net Charge-Offs 0.13% 0.39% 0.17% 0.09% 0.30%
Credit Card Loans
30 to 59 Days Past Due 0.35% 0.34% 0.26% 0.29% 0.37%
60 to 89 Days Past Due 0.21% 0.22% 0.32% 0.14% 0.25%
Over 90 Days Past Due 0.00% 0.00% 0.00% 0.00% 0.00%
Non Accrual 0.86% 0.88% 1.02% 1.01% 1.11%
Total 30+ Days Past Due 1.41% 1.44% 1.60% 1.44% 1.73%
Net Charge-Offs 2.16% 1.98% 1.76% 2.05% 1.69%
Other Consumer Loans
30 to 59 Days Past Due 0.48% 0.36% 0.26% 0.30% 0.28%
60 to 89 Days Past Due 0.10% 0.10% 0.09% 0.30% 0.05%
Over 90 Days Past Due 0.04% 0.00% 0.00% 0.00% 0.00%
Total 30+ Days Past Due 0.62% 0.46% 0.35% 0.60% 0.33%
Net Charge-Offs 2.11% 1.86% 0.74% 0.78% 1.81%
Total Consumer Loans
Total 30+ Days Past Due 0.57% 0.58% 0.31% 0.47% 0.56%
Net Charge-Offs 0.60% 0.90% 0.71% 0.31% 0.48%
Consumer Loan Portfolio - Quarterly Credit Statistics
Loans Past Due As A % of Product Loans

Consumer Loan Portfolio
By Product – Origination Mix

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1Q07 3Q07 1Q08 3Q08 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11
35%
41%
19%
5%
Quarter
Originations - Product Total %

Consumer Loan Portfolio
By Product – Loan-To-Values

54%
77%
68%
79%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Loan-to-Values At Time Of Origination
HELOC 1st
HELOC 2nd
Home Equity 1st
Home Equity 2nd
Quarter

Consumer Loan Portfolio Indirect – 30+ Days Past Dues 37 Month .55%

Consumer Loan Portfolio Indirect – Net Charge-Offs 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% .17% 38 Month

FDIC Loss Share Performance 39

Loss Share Performance Covered
Loan Portfolio Rollforward

Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,466,627 39,453 10.592% 1,545,551 54,118 14.049% 1,489,782 40,454 10.768% 1,421,784 28,201 7.819%
Mortgage Loans 247,827 6,159 9.941% 253,360 6,865 10.839% 243,303 4,487 7.378% 229,678 5,209 9.072%
Indirect Automobile - - 0.000% - - 0.000% - - 0.000% - - 0.000%
Credit Card 1,154 20 6.934% 1,083 19 7.091% 1,026 17 6.721% 972 16 6.693%
Consumer 213,082 3,225 6.005% 196,378 3,926 8.107% 189,022 (234) -0.497% 172,391 3,780 8.698%
Line Of Credit-Consumer Loans 79,958 4,582 22.733% 79,580 7,391 37.664% 81,575 2,967 14.588% 80,650 2,372 11.669%
Commercial & Business Banking 924,098 25,467 10.792% 1,015,204 35,917 14.155% 975,301 33,217 13.477% 938,554 16,824 7.018%
Loans in Process 508 - 0.000% (54) - 0.000% (445) - 0.000% (460) - 0.000%
Overdrafts 0 - 0.000% 0 - 0.000% 0 - 0.000% 0 - 0.000%
FDIC Loss Share Receivable 899,558 (8,619) -3.749% 708,809 (21,913) -12.366% 666,159 (18,315) -10.877% 626,551 (2,602) -1.625%
Net Covered Loan Portfolio 2,366,185 30,834 5.143% 2,254,360 32,205 5.744% 2,155,941 22,139 4.080% 2,048,335 25,599 4.930%
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,466,627 39,453 10.592% 1,545,551 54,118 14.049% 1,489,782 40,454 10.768% 1,421,784 28,201 7.819%
CapitalSouth Bank 250,865 8,355 13.171% 251,762 10,188 16.262% 240,511 5,196 8.536% 227,549 (1,827) -3.080%
Orion Bank 742,289 24,721 13.046% 823,081 32,651 16.025% 794,202 29,013 14.479% 759,860 24,875 12.861%
Century Bank 332,360 3,878 4.610% 339,135 9,156 10.795% 323,681 4,105 5.072% 303,773 3,024 3.979%
Sterling Bank 141,113 2,499 6.770% 131,574 2,123 6.472% 131,388 2,140 6.464% 130,602 2,130 6.405%
FDIC Loss Share Receivable 899,558 (8,619) -3.749% 708,809 (21,913) -12.366% 666,159 (18,315) -10.877% 626,551 (2,602) -1.625%
CapitalSouth Bank 79,553 (2,600) -12.788% 58,914 (1,877) -12.744% 58,676 (4,456) -30.041% 57,146 5,754 39.402%
Orion Bank 555,610 (5,568) -3.921% 418,948 (18,861) -18.009% 392,880 (13,256) -13.348% 375,943 (11,021) -11.472%
Century Bank 197,355 (593) -1.177% 163,829 (1,385) -3.383% 157,959 (756) -1.894% 145,807 2,505 6.723%
Sterling Bank 67,040 142 0.830% 67,119 210 1.253% 56,644 152 1.065% 47,655 159 1.310%
Net Covered Loan Portfolio 2,366,185 30,834 5.143% 2,254,360 32,205 5.744% 2,155,941 22,139 4.080% 2,048,335 25,599 4.930%
CapitalSouth Bank 330,418 5,756 6.921% 310,676 8,311 10.762% 299,187 740 0.954% 284,696 3,927 5.448%
Orion Bank 1,297,899 19,153 5.783% 1,242,029 13,790 4.546% 1,187,083 15,757 5.269% 1,135,803 13,853 4.807%
Century Bank 529,715 3,285 2.457% 502,963 7,770 6.177% 481,639 3,349 2.787% 449,580 5,529 4.869%
Sterling Bank 208,153 2,641 4.854% 198,692 2,333 4.709% 188,032 2,293 4.838% 178,257 2,290 5.043%
4Q2010 1Q2011 2Q2011 3Q2011
4Q2010 1Q2011 2Q2011 3Q2011

Markets 41

Markets – Local Economies
Unemployment – vs. U.S. MSAs
Source: U.S. Department of Labor, Bureau of Labor Statistics
•
Consistently
Low Rates Of
Unemploy-ment
In Our Legacy
MSAs
•
Many Of Our
Legacy Markets
Not Dependent
On Housing For
Growth
•
Assets In FDIC-
Assisted
Acquisition
Markets Are
Protected Under
Loss-Share
Agreements

Markets – Local Economies
Freddie Mac – Regional Prices
Source: Freddie Mac, FMHPI data series for 2Q2011
Last 5-Year
Housing
Price Last 12 2Q11 vs.
Region States Included Change Months 1Q11
West South Central LA, AR, TX, OK -1.8% -2.3% 10.8%
West North Central IA, KS, MN, MO, ND, NE, SD -6.0% -3.1% 16.0%
East South Central TN, AL, MS, KY -9.2% -3.8% 9.3%
South Atlantic NC, SC, FL, GA, VA, MD, WV, DC, DE -16.5% -4.0% 13.6%
New England CT, MA, ME, NH, RI, VT -18.0% -4.6% 8.8%
East North Central IL, IN, MI, OH, WI -20.2% -4.8% 26.2%
Pacific CA, OR, WA, HI, AK -22.1% -5.8% 8.1%
Middle Atlantic NY, NJ, PA -14.6% -5.9% 3.2%
Mountain AZ, CO, ID, MT, NM, NV, UT, WY -25.3% -9.6% -0.6%
United States -25.1% -7.0% 8.5%

Markets – Local Economies
Housing Price Change Vs. U.S. MSAs
Source: Freddie Mac, FMHPI data series for 2Q2011

-40.0%
-35.0%
-30.0%
-25.0%
-20.0%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
Average of MSAs
-5.4%

-3%
8%
2%
7%
-8%
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
Louisiana MSAs
Alexandria LA MSA
Baton Rouge LA MSA
Houma-Bayou Cane-Thibodaux LA MSA
Lafayette LA MSA
Lake Charles LA MSA
Monroe LA MSA
New Orleans-Metairie-Kenner LA MSA
Shreveport-Bossier City LA MSA
Markets – Local Economies
Housing Price Trends – IBKC Markets

Source : Freddie Mac FHMPI Index – data indexed at 4Q2006

Markets – Local Economies
Housing Price Trends – IBKC Markets
-26%
0%
-3%
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
Arkansas MSAs
Fayetteville-Springdale-Rogers AR-MO MSA
Jonesboro AR MSA
Little Rock-North Little Rock-Conway AR MSA

Source : Freddie Mac FHMPI Index – data indexed at 4Q2006

Markets – Local Economies
Housing Price Trends – IBKC Markets
-52%
-32%
-53%
-46%
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
Florida MSAs
Cape Coral-Fort Myers FL MSA
Jacksonville FL MSA
Miami-Fort Lauderdale-Pompano Beach FL MSA
Naples-Marco Island FL MSA
North Port-Bradenton-Sarasota FL MSA

Source : Freddie Mac FHMPI Index – data indexed at 4Q2006

Markets – Local Economies
Housing Price Trends – IBKC Markets
-11%
-4%
-19%
6%
-16%
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
Other MSAs
Birmingham-Hoover AL MSA
Huntsville AL MSA
Mobile AL MSA
Montgomery AL MSA
Houston-Sugar Land-Baytown TX MSA
Memphis TN-MS-AR MSA

Source : Freddie Mac FHMPI Index – data indexed at 4Q2006

Markets – Local Economies
House Price Decline Probability
•
Local Housing
Prices Did Not
Escalate Rapidly,
So Little House
Price “Snap-Back”
•
According To PMI,
Our Legacy
Markets Have
Some Of The
Lowest
Probabilities To
Exhibit Housing
Price Declines
Over Next 2 Years
Source: PMI Economic Real Estate Trends as of 2Q11

Shreveport, LA 17.6%
Jonesboro, AR 17.7%
Lafayette, LA 18.1%
Mobile, AL 39.4%
Baton Rouge, LA 40.9%
New Orleans, LA 45.9%
Memphis, TN 46.0%
Lake Charles, LA 47.8%
Little Rock, AR 23.7%
NW Arkansas, 25.0%
W. Palm Beach, FL 90.0%
Jacksonville, FL 92.6%
Tampa, FL 93.2%
Bradenton, FL 93.5%
Cape Coral, FL 96.0%
Naples, FL 96.8%
Monroe, LA 31.3%
Houston, TX 32.7%
Birmingham, AL 33.3%
Huntsville, AL 36.5%
Montgomery, AL 36.8%

Markets-Local Economies
IBKC Market Demographics
Source: SNL Financial

MSA
IBKC
Market
Rank
IBKC
Offices
IBKC
Deposits
IBKC Dep
Mkt. Share
(%)
Percent of
IBKC
Franchise
Market
Population
Population
Change
2000-10
(%)
Projected
Population
Change
2010-15
(%)
Median
HH
Income
2010
($)
HH
Income
Change
2000-10
(%)
Projected
HH Income
Change
2010-15
(%)
FLORIDA
North Port-Bradenton-Sarasota, FL 6 13 706,045 4.30 7.63 712,761 20.82 4.06 51,943 27.68 10.66
Naples-Marco Island, FL 5 7 623,371 6.25 6.74 332,156 32.13 5.99 62,368 28.82 11.33
Miami-Fort Lauderdale-Pompano Beach, FL 34 11 526,968 0.33 5.70 5,513,060 10.09 1.37 51,835 28.66 13.46
Key West, FL 5 5 185,312 8.21 2.00 73,868 (7.19) (4.68) 53,763 25.83 10.94
Cape Coral-Fort Myers, FL 18 4 158,839 1.39 1.72 628,829 42.63 8.17 51,699 28.21 10.86
Jacksonville, FL 30 3 53,557 0.11 0.58 1,389,042 23.72 7.08 54,392 27.54 11.94
LOUISIANA
New Orleans-Metairie-Kenner, LA 5 24 1,404,895 4.82 15.18 1,187,772 (9.78) 8.77 42,621 20.67 6.36
Lafayette, LA 1 13 1,280,381 23.15 13.84 263,368 10.16 4.27 40,904 15.26 8.20
New Iberia, LA 1 4 786,474 45.05 8.50 75,402 2.92 0.17 35,185 13.27 7.36
Lake Charles, LA 3 17 508,287 15.17 5.49 194,964 0.72 (0.15) 40,423 14.49 9.42
Baton Rouge, LA 5 5 430,652 2.72 4.65 789,682 11.86 4.80 42,872 14.54 7.08
Monroe, LA 3 6 316,612 11.31 3.42 174,353 2.53 1.13 35,606 12.22 10.11
Shreveport-Bossier City, LA 7 2 189,816 2.85 2.05 394,961 5.05 1.61 37,988 14.48 8.83
Ruston, LA 4 2 89,832 7.88 0.97 57,874 (0.06) (0.30) 30,621 11.16 4.98
Crowley, LA 6 2 52,234 6.52 0.56 60,988 3.61 0.49 29,921 12.20 4.42
Abbeville, LA 9 2 46,760 5.12 0.51 56,867 5.69 1.46 31,930 8.45 6.64
Bastrop, LA 6 2 17,509 6.49 0.19 28,799 (7.16) (3.98) 27,955 11.26 5.29
Houma-Bayou Cane-Thibodaux, LA 14 1 13,291 0.31 0.14 204,128 4.96 0.46 39,560 12.74 9.36
ARKANSAS
Little Rock-North Little Rock-Conway, AR 9 11 389,999 2.87 4.22 694,164 13.70 5.87 51,146 31.38 13.27
Jonesboro, AR 3 6 213,547 8.31 2.31 119,895 11.26 6.02 39,890 28.23 16.63
Fayetteville-Springdale-Rogers, AR-MO 17 8 118,343 1.44 1.28 461,723 33.04 10.17 48,929 35.01 9.83
Paragould, AR 9 2 7,324 0.98 0.08 41,398 10.89 4.05 39,063 26.62 15.16
TENNESSEE
Memphis, TN-MS-AR 25 2 155,202 0.68 1.68 1,325,833 10.01 4.28 51,618 30.32 11.85
TEXAS
Houston-Sugar Land-Baytown, TX 54 4 185,288 0.13 2.00 6,017,013 27.60 10.46 58,086 30.07 14.35
ALABAMA
Birmingham-Hoover, AL 13 4 245,181 0.84 2.65 1,133,874 7.76 3.39 45,636 20.09 6.12
Montgomery, AL 12 2 104,538 1.45 1.13 372,902 7.61 3.06 44,338 19.12 8.45
Mobile, AL 9 2 99,878 1.65 1.08 410,234 2.60 1.01 39,492 17.15 9.17
Huntsville, AL 19 2 41,820 0.63 0.45 407,958 19.15 9.36 51,241 18.68 7.69
Daphne-Fairhope-Foley, AL 18 1 14,260 0.44 0.15 186,407 32.75 11.05 46,476 15.47 3.91
Aggregate: National 169 9,603,738 96.86 23,310,275 9.60 4.06 45,656 21.40 9.47

Markets – Local Economies
IBKC Office Optimization
•
Entered 3 New Markets
•
Acquired 12 Offices (All)
•
Closed/Consolidated 18
Offices (All Types)
•
Opened 10 New Bank Offices
•
Opened 7 Mortgage Offices
•
Divested/Sold 1 Office
•
5 Office Realignments
1999 Through 2005 Since 2005
•
Entered 27 New Markets
•
Acquired 180 Offices (All)
•
Closed/Consolidated 54
Offices (All Types)
•
Opened 23 New Bank
Offices
•
Opened 27 Mortgage
Offices
•
Opened 2 Title Office
•
13 Office Realignments

Markets – Local Economies
Oil & Gas Impact
Source: Bloomberg

Natural Gas
Crude Oil
$3.62
$92.99
$-
$20.00
$40.00
$60.00
$80.00
$100.00
$120.00
$140.00
$160.00
$-
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00

Summary Of IBKC
•
Industry Operating Environment--Challenging
•
Housing
•
Credit Risk
•
Interest Rate Risk
•
Operations Risk
•
We Tend To Move “Ahead Of The Curve”
•
Focus On Long-Term Investments & Payback
•
Organic And External Growth
•
Expense Controls And Revenue Growth
•
EPS/Stock Price Linkage - Shareholder Focus
•
Favorable Risk/Return Compared To Peers